UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 30, 2011

Dr Pepper Snapple Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5301 Legacy Drive, Plano, Texas		75024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-673-7300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On March 30, 2011, Dr Pepper Snapple Group, Inc. (the "Company") issued a press release, updating its earlier press release of March 9, 2011 announcing that Larry Young, DPS president and CEO, and Marty Ellen, chief financial officer, will present at the annual Consumer Analyst Group Europe (CAGE) conference at 10:00 a.m. EDT (9:00 a.m. CDT) on Wednesday, March 30. In this updated press release, the Company stated that the slide presentation and scripted comments will be accessible through the Company's website shortly before the presentation starts and the full transcript will be posted following the event at http://www.drpeppersnapple.com.

A copy of the press release of March 30, 2011 is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Dr Pepper Snapple Group, Inc. Press Release dated March 30, 2011—"Dr Pepper Snapple Group To Present At Consumer Analyst Group Europe Conference".

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Current Report on Form 8-K, including the press release attached as Exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dr Pepper Snapple Group, Inc.

March 30, 2011	By:	James L. Baldwin

Name: James L. Baldwin
Title: Executive Vice President & General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Dr Pepper Snapple Group, Inc. Press Release dated March 30, 2011—"Dr Pepper Snapple Group To Present At Consumer Analyst Group Europe Conference".